UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 24, 2002


                          MID-POWER SERVICE CORPORATION
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             (Exact name of registrant as specified in its charter)


       Nevada                       2-85602-D               87-0398403
------------------------        --------------------   -----------------------
   (State or other                 (Commission             (IRS Employer
   jurisdiction of                File Number)          Identification No.)
   incorporation)


            3800 Howard Hughes Parkway
                    Suite 860A
                 Las Vegas, Nevada                              89109
     ------------------------------------------         ---------------------
     (Address of principal executive offices)                (Zip Code)


                                 (702) 319-7153
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              (Registrant's telephone number, including area code)


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                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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         On May 24, 2002, Mid-Power Service Corporation ("Mid-Power") entered into agreements to purchase two Model GG4A-7 nonflight, Pratt and Whitney turbine engines for a total of $1,164,000, including the purchase price and commissions, using available cash. One of the engines was purchased from AES Alamitos L.L.C. and the other was purchased from AES Huntington Beach L.L.C. Both entities are subsidiaries of AES Southland, L.L.C. The engines have been kept on-site at the respective plants as spare engines that could be deployed within 24 hours for use in the 133 megawatt electric generating peaking plants owned by the subsidiaries of AES Southland, L.L.C. However, these engines have never been used. Mid-Power is currently evaluating its options with regard to the use of the engines. With the purchase of each engine, Mid-Power also received a right of first refusal to purchase each electric generating peaking unit. The right of first refusal for the electric generating unit belonging to AES Huntington Beach L.L.C. expires 120 days from the date of the agreement, while the right of refusal for the AES Alamitos unit expires 180 days from the date of the agreement.

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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              SEC
 Exhibit   Reference
  Number     Number         Title of Document                       Location
---------- --------- -------------------------------------------- --------------
Item 10.             Material Contract
---------- --------- -------------------------------------------- --------------
  10.01         10    Sales Agreement for 1(One) Pratt and        This filing
                      Whitney GG4A-7 Gas Turbine between AES
                      Huntington Beach L.L.C. and Mid-Power
                      Service Corporation dated April 26, 2002,
                      signed May 24, 2002
  10.02         10    Sales Agreement for 1(One) Pratt and        This filing
                      Whitney GG4A-7 Gas Turbine between AES
                      Alamitos L.L.C. and Mid-Power Service
                      Corporation dated April 26, 2002, signed
                      May 24, 2002
  10.03         10    Right of First Refusal among AES            This filing
                      Huntington Beach, L.L.C., AES Alamitos,
                      L.L.C. and Mid-Power Corporation entered
                      May 24, 2002

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MID-POWER SERVICE CORPORATION



Dated:  June 4, 2002                  By:  /s/ Kenneth M. Emter
                                           -------------------------------------
                                           Kenneth M. Emter, Secretary/Treasurer